Exhibit 10.38

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT (the “Amendment”), dated as of July 24, 2006 (the “Amendment”), is entered into by and between ELANDIA, INC., a Delaware corporation (“Borrower”), and STANFORD INTERNATIONAL BANK LTD., a corporation organized under the laws of Antigua and Barbuda (the “Lender”).

RECITALS:

A. The Borrower and Lender (collectively, the “Parties”) previously entered into a Note Purchase Agreement dated February 10, 2006 (the “Agreement”).

B. The Parties desired to amend the Agreement as provided below.

C. All other capitalized terms used in this Amendment and not otherwise defined have the meanings set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT. The Agreement shall be amended as follows:

a. Section 1.1.12. Article I, Section 1.1.12 shall be deleted in its entirety and replaced with the following:

1.1.12. “Note” shall mean the Promissory Note of even date in the principal amount of $3,300,000 bearing interest at 8% per annum and maturing on the Maturity Date issued by the Company and payable to the order of the Purchaser, substantially in the form of Exhibit “A” attached hereto, and any modifications, renewals, replacements or substitutions therefor made from time to time hereafter, and to the extent applicable.

b. Section 2.1. Article II, Section 2.1 of the Agreement shall be deleted in its entirety and replaced with the following:

Section 2.1 Purchase and Sale. Upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and Purchaser agrees to purchase, the Note for a price of $3,300,000 (the “Purchase Price”). Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to the Purchaser Price as follows: (a) $500,000 on the Closing Date; (b) $300,000 on or prior to February 28, 2006; (c) $400,000 on or prior to March 31, 2006; (d) $500,000 on or prior to June 30, 2006; (e) $350,000 on or prior to July 28, 2006; (f) $200,000 on or prior to August 4, 2006; (g) $300,000 on or prior to September 30, 2006; and (h) $300,000 on or prior to December 31, 2006. The additional $450,000 shall be payable by the Purchaser to the Company, within ten calendar days of receipt of written notice from the Company to the Purchaser.

2. PROMISSORY NOTE. Simultaneously with the execution of this Amendment, Lender will return for cancellation the Promissory Note dated February 10, 2006, previously executed by Borrower in favor of Lender and delivered in connection with the Agreement (the “Original Promissory Note”), and the Borrower will execute a replacement Promissory Note (the “Replacement Note”), a copy of which is attached hereto as Exhibit A. The Replacement Note will replace and supersede the Original Promissory Note. Upon the execution of this Amendment and the Replacement Note, all references to the Note as defined in the Agreement shall mean and reference the Replacement Note.

3. MISCELLANEOUS.

a. The Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

b. All transaction costs, including, but not limited to, attorney’s fees, may be deducted by the Lender from the draws under the Renewal Note.

c. In the event of any conflict between the terms or provisions of this Amendment and the Agreement or the Financing Documents, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Agreement shall remain in full force and effect.

d. Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Agreement, as the case may be.

e. The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transaction contemplated hereby.

f. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. For purposes of authenticating this Amendment, facsimile signatures shall be deemed original.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

BORROWER:

Signed, sealed and delivered	ELANDIA, INC.,
a Delaware corporation

(Signature of Witness)

	By:	/s/ Harley L. Rollins
(Printed Name of Witness)	Name:	Harley L. Rollins
	Title:	Chief Financial Officer

LENDER:

Signed, sealed and delivered	STANFORD INTERNATIONAL BANK
LTD., an Antigua and Barbuda corporation

(Signature of Witness)

	By:	/s/ James M. Davis
(Printed Name of Witness)	Name:	James M. Davis
	Title:	Chief Financial Officer

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